UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013 (July 29, 2013)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of Principal Executive Offices, including Zip Code)

(615) 465-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On July 29, 2013, Community Health Systems, Inc. (“CHS”), FWCT-2 Acquisition Corporation, an indirect, wholly-owned subsidiary of CHS (“Merger Sub”), and Health Management Associates, Inc. (“HMA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into HMA and HMA will become an indirect, wholly-owned subsidiary of CHS (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of HMA (the “HMA Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares of HMA and any shares of HMA Common Stock owned by CHS or any subsidiary of CHS (including Merger Sub), or HMA, and other than shares of HMA Common Stock as to which dissenters’ rights have been properly exercised) will be cancelled and converted into the right to receive (i) $10.50 in cash, without interest (the “Cash Consideration”), (ii) 0.06942 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of CHS (the “CHS Common Stock”) and (iii) one contingent value right (each, a “CVR” and collectively, the “CVRs”) issued by CHS subject to and in accordance with the CVR Agreement described below (collectively, the “Merger Consideration”).

Additionally, at the Effective Time, (i) each outstanding option to acquire shares of HMA Common Stock, whether or not then vested, will be cancelled and terminated in exchange for the right to receive a number of shares of HMA Common Stock equal to the number of shares of HMA Common Stock subject to such stock option minus the number of shares of HMA Common Stock subject to such option which, when multiplied by the per share closing price of HMA Common Stock as reported on the New York Stock Exchange the day before the Effective Time, is equal to the aggregate exercise price of such option; (ii) each outstanding restricted stock award, whether or not then vested, will vest in full and be treated as an outstanding share of HMA Common Stock; (iii) each deferred stock award that is then outstanding, whether or not then vested, will be cancelled and exchanged for a number of shares of HMA Common Stock underlying such deferred stock award so cancelled, which shares will be treated as outstanding shares of HMA Common Stock; and (iv) each performance cash award, whether or not then vested, will vest in full and be cancelled in exchange for a lump sum cash payment. Any shares of HMA Common Stock issued pursuant to the foregoing will be cancelled and converted into the right to receive the Merger Consideration at the Effective Time.

The Merger Agreement provides that HMA may not solicit competing acquisition proposals, subject to certain exceptions designed to allow the HMA board to fulfill its fiduciary duties.

The consummation of the Merger is subject to closing conditions, including the approval of holders of at least 70% of HMA’s outstanding shares, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, the receipt of certain healthcare regulatory approvals, the absence of certain governmental adverse events occurring with respect to HMA, the absence of a “material adverse effect” with respect to HMA or CHS, no acceleration of a material amount of HMA’s debt having occurred, and other conditions customary for a transaction of this type.

The Merger Agreement also provides for certain termination rights for both CHS and HMA. Upon termination of the Merger Agreement under specified circumstances, HMA may be required to pay CHS a termination fee of $109 million. In the event either party terminates the Merger Agreement because HMA’s stockholders do not approve the Merger Agreement, HMA may be required to pay CHS a fixed amount of expense reimbursement of $40 million.

HMA and CHS each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by HMA and CHS to conduct their businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about CHS, Merger Sub or HMA or to modify or supplement any factual disclosures about CHS in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of CHS, Merger Sub and HMA made solely for purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by CHS, Merger Sub and HMA in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to CHS’s SEC filings or may have been used for purposes of allocating risk among CHS, Merger Sub and HMA rather than establishing matters as facts.

CVR Agreement

Upon the closing of the Merger, CHS and a trustee mutually acceptable to CHS and HMA will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) governing the terms of the CVRs. A holder of a CVR will be entitled to receive a cash payment of $1.00 per CVR (the “CVR Payment”), following and conditioned upon the final resolution of certain legal matters involving HMA (the “Existing Litigation”). If the amount of certain specified losses (including attorneys fees and expenses) arising out of or relating to the Existing Litigation exceeds $18,000,000 (the “Deductible”), the amount paid to the CVR holders would be reduced by $0.90 for each dollar of losses in excess of the Deductible. For purposes of calculating the CVR Payment, the amount of such losses will be net of any amounts actually recovered by CHS under insurance policies. After the closing of the Merger, CHS shall control the management and disposition of the Existing Litigation, including with respect to the defense, negotiation and settlement thereof. The CVRs do not have a finite payment date.

CHS has agreed to use its reasonable best efforts to cause the CVRs to be traded on the New York Stock Exchange (“NYSE”) or Nasdaq Capital Market (“NASDAQ”) or, if unable to be listed on the NYSE or NASDAQ, on another national securities exchange, the OTC Markets Group (f/k/a Pink Sheets) or the OTC Bulletin Board, for so long as any CVRs remain outstanding, and the closing of the Merger is conditioned on the approval of the CVRs for listing on any such exchange.

The foregoing summary of the Merger Agreement, the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the form of CVR Agreement, which are attached to this report as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 30, 2013, CHS issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Also furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference is a presentation by CHS to investors regarding the transactions contemplated by the Merger Agreement.

Item 8.01	Other Events

In connection with the Merger, Bank of America and Credit Suisse have committed to provide debt financing for the transaction, consisting of $750,000,000 of senior secured 2016 term loan and $1,510,000,000 2020/2021 term loan facilities, up to a $2,205,000,000 secured bridge loan facility and a $2,375,000,000 unsecured bridge loan facility (minus cash proceeds from notes issued on or prior to the closing date and other specified amounts as agreed). The obligations of Bank of America and Credit Suisse to provide this debt financing are subject to a number of customary conditions, including, without limitation, execution and delivery of certain definitive documentation. Although CHS has received commitments to refinance loans and commitments under its existing credit agreement, CHS will use commercially reasonable efforts to obtain an amendment to its existing credit agreement in order to, among other items, increase the leverage ratio financial maintenance covenant. The Merger Agreement requires CHS to use its reasonable best efforts to obtain the financing on the terms and conditions described in the financing commitments. The obligation of CHS and Merger Sub to consummate the Merger is not subject to a financing condition.

Forward Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the transaction, including cost savings and other synergies may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; the outcome of government investigations and third party litigation involving both CHS and HMA; actions taken by either of the companies; changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012.

The forward-looking statements speak only as of the date of this communication. Neither CHS nor HMA undertakes any obligation to update these statements.

Important Information and Where to Find It

CHS intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Health Management Associates, Inc. (“HMA”) and a prospectus of CHS relating to the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, stockholders will be able to obtain copies of the registration statement and proxy statement/prospectus (when they become available) and other documents filed with the SEC from CHS’s website at www.chs.net or and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in (i) HMA’s proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of stockholders and (ii) HMA’s consent revocation statement filed with the SEC on July 19, 2013 in response to the consent solicitation conducted by Glenview Capital Partners, L.P. and certain of its affiliates. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 29, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation.

10.1	Form of Contingent Value Rights Agreement.

99.1	Joint Press Release of Community Health Systems, Inc. and Health Management Associates, Inc., dated July 30, 2013, announcing the Merger Agreement.

99.2	Investor Presentation, dated July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date: July 30, 2013	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 29, 2013, by and among Health Management Associates, Inc., Community Health Systems, Inc. and FWCT-2 Acquisition Corporation.

10.1	Form of Contingent Value Rights Agreement.

99.1	Joint Press Release of Community Health Systems, Inc. and Health Management Associates, Inc., dated July 30, 2013, announcing the Merger Agreement.

99.2	Investor Presentation, dated July 30, 2013.